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                                                                      EXHIBIT 24

                 POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                   STATEMENTS COVERING CLASS A COMMON STOCK OF
                    THE HERTZ CORPORATION FOR ISSUANCE UNDER
               THE HERTZ CORPORATION EMPLOYEE STOCK PURCHASE PLAN


     Each of the undersigned, an officer and/or director of THE HERTZ CORPORATION (the "Corporation"), does hereby constitute and appoint Frank A. Olson, Craig R. Koch, Paul J. Siracusa and Robert H. Rillings, and each of them, severally, attorney-in-fact and agent of the undersigned, to execute, in his name (whether on behalf of the Corporation, or as an officer or director of the Corporation, or by attesting the seal of the Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Corporation and its subsidiaries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) thereto relating to the issuance of Class A Common Stock under The Hertz Corporation Employee Stock Purchase Plan, as authorized by the Board of Directors of the Corporation on February 2, 1999, including specifically but without limitation thereto, power and authority to sign his name (whether on behalf of the Corporation, or as an officer or director of the Corporation, or by attesting the seal of the Corporation, or otherwise) to such a Registration Statement or Registration Statements and to such amendments to be filed with the Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.


     IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of June 11, 1999.

       /s/ LOUIS C. BURNETT                       /s/ PETER J. PESTILLO
    ------------------------------            --------------------------------
           (Louis C. Burnett)                         (Peter J. Pestillo)


      /s/ JOHN M. DEVINE                          /s/ JOHN M. RINTAMAKI
    ------------------------------            --------------------------------
          (John M. Devine)                            (John M. Rintamaki)


      /s/ RICHARD J. FOTI                         /s/ PAUL J. SIRACUSA
    ------------------------------            --------------------------------
          (Richard J. Foti)                           (Paul J. Siracusa)


      /s/ CRAIG R. KOCH                           /s/ JOHN M. THOMPSON
    ------------------------------            --------------------------------
          (Craig R. Koch)                             (John M. Thompson)


                               Page 10 of 11 pages
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      /s/ MICHAEL T. MONAHAN                      /s/ JOSEPH A. WALKER
    ------------------------------            --------------------------------
          (Michael T. Monahan)                       (Joseph A. Walker)


       /s/ FRANK A. OLSON
    ------------------------------
           (Frank A. Olson)


                               Page 11 of 11 pages